[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.28

Execution Version

AMENDMENT NO. 3

NOTE PURCHASE AGREEMENT

AND CONSENT

This AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT AND CONSENT (this “Amendment”), is entered into effective as of March 14, 2016 by and among 2014 ESA Project Company, LLC, a Delaware limited liability company (the “Company”), Deutsche Bank Trust Company Americas, acting in its capacity as the collateral agent (together with its successors and permitted assigns in such capacity, the “Collateral Agent”) for the benefit of the Secured Parties, and each of the undersigned Holders of Notes. Capitalized terms used and not otherwise defined herein have the meanings given to them in the Note Purchase Agreement (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the Note Purchase Agreement and the rules of interpretation set forth in the Note Purchase Agreement apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Note Purchase Agreement, dated as of July 18, 2014, by and among the Company and the Purchasers party thereto, as amended by (i) that certain Amendment No. 1 to Note Purchase Agreement (“Amendment 1”), dated as of March 16, 2015, by and among the Company and the Holders of Notes party thereto and (ii) that certain Amendment No. 2 to Note Purchase Agreement (“Amendment 2”), dated as of September 25, 2015, by and among the Company and the Holders of Notes party thereto (as amended, the “Note Purchase Agreement”);

WHEREAS, the Company wishes to enter into (i) a new ESA (the “[***] ESA”) with the [***] and (ii) an associated Direct Agreement with respect to the Caltech ESA (the “[***] Direct Agreement”);

WHEREAS, the Company wishes to amend the PUMA to incorporate the [***] ESA (the “PUMA Amendment”);

WHEREAS, as contemplated by Section 9.22(c) of the Note Purchase Agreement and the Policy, the Company wishes to update the Policy to reflect the [***] ESA, the PUMA Amendment, Amendment 1, Amendment 2 and the updated list of Sites (the “Policy Update” and together with this Amendment, the [***] ESA, the [***] Direct Agreement and the PUMA Amendment, the “Amendment Documents”);

WHEREAS, in furtherance of entering into the [***] ESA, the Company wishes to hereby amend the Note Purchase Agreement, in accordance with Article 17 of the Note Purchase Agreement, by amending Section 11.5, Schedule B, Schedule C, Schedule 4.1.27, Schedule 4.1.29 and Schedule 8.1 to the Note Purchase Agreement;

WHEREAS, in accordance with Sections 10.1 and 10.17 of the Note Purchase Agreement, the Company hereby requests consent of the Required Holders to the PUMA Amendment;

[***] Confidential Treatment Requested

WHEREAS, in accordance with Section VIII.6. of the Policy, the Company hereby requests consent of the Collateral Agent (as Loss Payee thereunder) to the Policy Update to the extent that any portion of the Policy Update constitutes an “amendment” of the Policy; and

WHEREAS, the Company wishes to hereby modify the calculation and payment mechanics of the Buydown Amount, including recalculation of the Amortization Schedule (Schedule 8.1), and, in accordance with Article 17 of the Note Purchase Agreement, the Company hereby requests the consent of each of the Holders of the Notes to the calculation and payment of the Buydown Amount and an amended Amortization Schedule as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendments to the Note Purchase Agreement.

(a)	Section 11.5. Section 11.5 of the Note Purchase Agreement is hereby amended by adding “, [***]” immediately after “[***]” in each of the second and fifth lines therein.

(b)	Schedule B. The following definition is added to Schedule B of the Note Purchase Agreement in its proper alphabetical order:

“[***] ESA” is defined in Schedule C.

(c)	Schedule C. Schedule C to the Note Purchase Agreement is hereby amended and restated in its entirety to read as Schedule C attached hereto.

(d)	Schedule 4.1.27. Schedule 4.1.27 to the Note Purchase Agreement is hereby amended and restated in its entirety to read as Schedule 4.1.27 attached hereto.

(e)	Schedule 4.1.29. Schedule 4.1.29 to the Note Purchase Agreement is hereby amended and restated in its entirety to read as Schedule 4.1.29 attached hereto.

(f)	Schedule 8.1. Schedule 8.1 to the Note Purchase Agreement is hereby amended and restated in its entirety to read as Schedule 8.1 attached hereto.

Section 2. Consent. Each of the Holders of the Notes party hereto hereby consents, on the terms and subject to the conditions hereof, to the [***] ESA and [***] Direct Agreement, the PUMA Amendment and the Policy Update. To the extent that any portion of the Policy Update constitutes an “amendment” of the Policy, Collateral Agent (as Loss Payee thereunder) hereby consents, on the terms and subject to the conditions hereof, to the Policy Update pursuant to Section VIII.6. of the Policy.

Section 3. Calculation of Buydown Amount. Notwithstanding anything to the contrary set forth in Section 9.18 of the Note Purchase Agreement or Section 3 of Amendment 2, the

[***] Confidential Treatment Requested

Company and each Holder of Notes party hereto and who constitute all of the Holders of the Notes as of the date hereof agree that the Buydown Amount shall be calculated and paid in accordance with the terms of this Section 3 of this Amendment.

(a)	Calculation of Buydown Amount. The Company and the Holders of the Notes agree that the Buydown Amount shall be calculated by re-calculating the size of the Notes under the Base Case Projections (i) to reflect the actual Project system capacity, tolling rates, dates on which the Systems achieved COO, and actual results up to the Date Certain; and (ii) maintaining a DSCR at a [***] minimum from the Date Certain through the Maturity Date under the Downside Case (as re-calculated to reflect the actual Project system capacity, tolling rates, dates on which the Systems achieved COO, and actual results up to the Date Certain).

(b)	Estimated Buydown Amount. In accordance with Section 3 of Amendment 2, the Company will provide an estimate of the Buydown Amount to each Holder of Notes no later than 10 days prior to the Date Certain, which estimate (i) shall reflect actual results of operations through the date of such estimate, and projections of operations from such date through the Date Certain, and (ii) shall be subject to verification by the Independent Engineer as to its compliance with the requirements set forth in Section 3(a) of this Amendment and the verification required by the last sentence of Section 3 of Amendment No. 2.

(c)	Final Buydown Amount. Within ten Business Days after the Date Certain, the Company shall update the calculations of the estimated Buydown Amount to reflect actual results of operations through the Date Certain and deliver such revised calculation to each Holder of Notes. The Company shall prepay, pro rata among the Holders, the Notes in the aggregate amount of the Buydown Amount plus accrued and unpaid interest thereon within 30 days of notification from the Required Holders (in consultation with the Independent Engineer) that the Company’s re-calculation has been approved by the Required Holders.

(d)	Revised Amortization Schedule. No later than 5 days after the prepayment by the Company to the Holders of the Buydown Amount, the Company shall deliver to each Holder a revised Amortization Schedule reflecting the amortization of the aggregate principal amount of Notes remaining outstanding through the Maturity Date.

Section 4. Rating Assessment Service. Each of the Holders of the Notes party hereto acknowledges receipt of a Ratings Assessment Service confirmation from the Rating Agency, attached hereto as Exhibit A to this Amendment.

Section 5. Work Fee. The Company hereby agrees to pay to the Holders of the Notes a “Work Fee” in consideration of such Holders’ efforts and expenses in connection with this Amendment, in the aggregate amount of [***]. The Work Fee will be paid on a pro rata basis to each Holder in accordance with the principal amount of Notes held by such Holder, and shall be paid on the same date as the Company’s payment of the Buydown Amount in accordance with Section 3(c) of this Amendment.

[***] Confidential Treatment Requested

Section 6. Effective Date. This Amendment has been duly executed by the Company. This Amendment shall be effective (the “Effective Date”) upon satisfaction of each of the following conditions precedent:

(a)	Receipt by, or on behalf of, the Company of duly executed counterparts of this Amendment signed by the Collateral Agent and each of the Holders of Notes whose name appears on the signature pages hereto and who constitute all of the Holders of the Notes as of the date hereof.

(b)	Receipt by each of the Holders of the Notes of true, correct and complete copies of, each Amendment Document, each in form and substance satisfactory to the Holders of the Notes party to this Amendment, (i) all of which shall have been duly authorized, executed and delivered by the parties thereto, and be in full force and effect on the Execution Date and (ii) with respect to which no breaches or defaults have occurred and are continuing thereunder, and accompanied by a certificate of the Company certifying to the foregoing.

(c)	If any Governing Document of the Company or Sponsor have been amended, supplemented or otherwise modified since the Closing Date, receipt by each of the Holders of the Notes, in each case certified by a Responsible Officer of such Credit Party, of copies of such amendments, supplements or other modifications.

(d)	Receipt by each of the Holders of the Notes of a copy of one or more resolutions or other authorizations, in form and substance reasonably satisfactory to the Holders of the Notes party to this Amendment, of each of the Company and Sponsor certified by a Responsible Officer of each such Credit Party as being true, complete and in full force and effect on the Effective Date and not amended, modified, revoked or rescinded, authorizing, as applicable and among other things, the Amendment Documents and the transactions contemplated by this Amendment, as applicable to such Credit Party.

(e)	Receipt by each of the Holders of the Notes of a certificate, in form and substance reasonably satisfactory to the Holders of the Notes party to this Amendment, from each of the Company and Sponsor signed by the appropriate authorized officer or manager of such Credit Party and dated as of the Effective Date, as to the incumbency and specimen signature of each natural Person authorized to execute and deliver this Amendment, the other Amendment Documents and any instruments or agreements required hereunder or thereunder to which such Credit Party is a party, including various certificates to be delivered by such Credit Party pursuant to this Amendment.

(f)

Receipt by each of the Holders of the Notes of certificates (in so-called “long-form” if available) issued by the secretary of state of the state in which each of the Company and Sponsor is formed or incorporated, as applicable, in each case

(i) dated a date reasonably close to the Effective Date and (ii) certifying that such Credit Party is in good standing and is qualified to do business in, and has paid all franchise Taxes or similar Taxes due to, such states.

(g)	Receipt by each of the Holders of the Notes party to this Amendment of an opinion in form and substance satisfactory to such Holder and addressed to each such Holder, dated as of the Execution Date from [***], as counsel for the Company in form and substance satisfactory to each such Holder of the Notes.

(h)	Receipt by each of the Holders of the Notes of an endorsement to the Policy addressing the Policy Update.

(i)	Receipt by each of the Holders of the Notes of an update to the Base Case Projections revised as of the Effective Date, in form and substance satisfactory to the Holders of the Notes party to this Amendment.

Section 7. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the Note Purchase Agreement remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The Note Purchase Agreement and this Amendment shall be read and construed as one instrument. This Amendment constitutes a Credit Document for all purposes.

Section 8. Representations and Warranties. The Company hereby represents and warrants that, as of the Effective Date (both immediately before and immediately after giving effect to the occurrence of the Effective Date and any transactions to occur thereon):

(a)	It has all requisite power and authority to enter into each Amendment Document and to carry out the transactions contemplated by, and perform its obligations under, the Operative Documents as amended by the Amendment Documents.

(b)	The execution and delivery of each Amendment Document and the performance of the Operative Documents as amended by the Amendment Documents have been duly authorized by all necessary action on the part of the Company.

(c)	The execution and delivery by the Company of each Amendment Document and the performance by it of the Operative Documents as amended by the Amendment Documents do not and will not violate any Legal Requirement or any Obligation and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Legal Requirement or any such Obligation (other than the Liens created by the Collateral Documents on the Closing Date and from time to time thereafter).

(d)	Each Amendment Document has been duly executed and delivered by the Company and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by

[***] Confidential Treatment Requested

bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(e)	No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person which has not been received, filed, given or done is required in connection with the transactions contemplated herein or the execution, delivery, performance, validity or enforceability of any Amendment Document.

(f)	No event has occurred and is continuing or will result from the consummation of the transactions contemplated by the Amendment Documents that would constitute a Default or an Event of Default.

(g)	The representations and warranties set forth in Article 5 of the Note Purchase Agreement are true and correct in all material respects (except for any such representation or warranty that relates solely to a specific date, in which case, such representation or warranty was true and correct in all material respects as of such date); provided that, to the extent any such representation and warranty itself is qualified by “materiality”, “Material Adverse Effect” or similar qualifier, it is true and correct in all respects.

Section 9. Headings. The Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

Section 10. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OFLAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 11. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

Section 12. Counterparts. This Amendment and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in one or more duplicate counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Signatures of the parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

[The remainder of this page intentionally left blank]

If you are in agreement with the foregoing, please sign the form of agreement on a counterpart of this Amendment and return it to the Company, whereupon this Amendment shall become a binding agreement between you and the Company.

Very truly yours,
2014 ESA PROJECT OMPANY, LLC

By	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Collateral Agent

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ David McGuire
	Name:	David McGuire
	Title:	Assistant Vice President

By:	/s/ Andrew Ball
	Name:	Andrew Ball
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA

UNITED GUARANTY RESIDENTIAL INSURANCE COMPANY

AIG Asset Management (U.S.) LLC, Investment Adviser

By:	/s/ Andrew M. Bouffard
	Name:	Andrew M. Bouffard
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By:	/s/ Barry Scheinholz
	Name:	Barry Scheinholz
	Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By:	/s/ Barry Scheinholz
	Name:	Barry Scheinholz
	Title:	Senior Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

VOYA RETIREMENTT INSURANCE AND ANNUITY COMPANY (F/K/A ING LIFE INSURANCE AND ANNUITY COMPANY
VOYA INSURANCE AND ANNUITY COMPANY (F/K/A ING USA ANNUITY AND LIFE INSURANCE COMPANY)
RELIASTAR LIFE INSURANCE COMPANY
SECURITY LIFE OF DENVER INSURANCE COMPANY

By:	Voya Investment Management LLC, as Agent

By:	/s/ Christopher P. Lyons
	Name:	Christopher P. Lyons
	Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

MODERN WOODMEN OF AMERICA

By:	/s/ Douglas Pannier
	Name:	Douglas A. Pannier
	Title:	Group Head – Private Placements

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

This Amendment is hereby accepted and agreed to as of the date hereof.

PAN-AMERICAN LIFE INSURANCE COMPANY

By:	/s/ Lisa Baudot
	Name:	Lisa Baudot
	Title:	Vice President, Securities

SIGNATURE PAGE TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

SCHEDULE C

ENERGY SERVER USE AGREEMENTS

1.	That certain Energy System Use Agreement, dated as of December 31, 2013, by and between [***] U.S.A., Inc. and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA”).

2.	That certain Energy System Use Agreement No. 20131206.035.C, dated as of March 31, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-1”).

3.	That certain Energy System Use Agreement No. 20131206.036.C, dated as of March 31, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-2”).

4.	That certain Energy System Use Agreement No. 20131206.037.C, dated as of March 31, 2014, by and between [***] and the Company, as amended by Amendment No. 1 to Energy System Use Agreement No. 20131206.037.C, effective as of May 15, 2014, by and between [***] and the Company, and as may be further amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-3”).

5.	That certain Energy System Use Agreement No. 20131206.039.C, dated as of February 21, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-4”).

6.	That certain Energy System Use Agreement No. 20140225.013.C, dated as of March 21, 2014, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA-5”).

7.	That certain Energy Services and License Agreement, dated as of March 14, 2016, by and between [***] and the Company, as may be amended, amended and restated, supplemented or otherwise modified from time to time (“[***] ESA”).

[***] Confidential Treatment Requested

SCHEDULE C TO NOTE PURCHASE AGREEMENT

SCHEDULE 4.1.27

PROJECT SCHEDULE

[See Attached]

SCHEDULE 4.1.27 TO NOTE PURCHASE AGREEMENT

Schedule 4.1.27

Project Schedule Updated Site Address

Site Address
Site ID	Customer	Named Offtaker (ESA Reference)	Customer Reference	Street	City	State	System Capacity (kW)	Initial Tolling Rate ($/kWh)	Expected COO
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Expected Final Completion Date                                4/30/2016

[***] Confidential Treatment Requested

SCHEDULE 4.1.27 TO NOTE PURCHASE AGREEMENT

SCHEDULE 4.1.29

LIST OF DIRECT AGREEMENTS

1.	Direct Agreement with respect to the PUMA and ASA.

2.	Direct Agreement with respect to the [***] ESA.

3.	Direct Agreement with respect to the [***] ESA-1.

4.	Direct Agreement with respect to the [***] ESA-2.

5.	Direct Agreement with respect to the [***] ESA-3.

6.	Direct Agreement with respect to the [***] ESA-4.

7.	Direct Agreement with respect to the [***] ESA-5.

8.	Direct Agreement with respect to the [***] ESA.

[***] Confidential Treatment Requested

SCHEDULE 4.1.29 TO NOTE PURCHASE AGREEMENT

SCHEDULE 8.1

[***]

[***]	[***]
[***]	[***]

[***] Confidential Treatment Requested

[***]

Date	Amortization Amount
[***]	[	***]

[***] Confidential Treatment Requested

SCHEDULE 8.1 TO NOTE PURCHASE AGREEMENT

EXHIBIT A TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

EXHIBIT A TO AMENDMENT NO. 3 TO NOTE PURCHASE AGREEMENT

33 Whitehall Street New York, NY 10004	T 212 908 0500 / 800 75 FITCH www.fitchratings.com

Mr. Puneet Verma

1299 Orleans Drive

Sunnyvale, CA 94089

(408) 543-1790

March 7, 2016

Dear Mr. Verma,

Re:	Rating Assessment Service in respect of 2014 ESA Project Company, LLC

You have requested the rating assessment service described above from Fitch (see definition below). This rating assessment service is a point-in-time assessment and does not constitute a credit rating by Fitch of 2014 ESA Project Company, LLC. A point-in-time assessment will not be monitored by Fitch and therefore will not be updated to reflect changed circumstances or information that may affect the rating assessment service referred to in this letter.

This letter notifies you that based upon our analysis, which included a review of the following financing and project documents, among other information:

•	Q1-Q4 2015 Operating Report

•	Draft Amend#1 to the PUMA (dated 02/11/2016)

•	Draft Amend#3 to the NPA (dated 02/10/2016)

•	Draft Revised Amortization Schedule (dated 02/09/2016)

•	Updated Model (dated 02/09/2016)

•	Note Buydown Analysis (dated 02/09/2016)

•	Draft ESA with CalTech (dated 02/09/2016)

•	Draft Endorsement #1 of the Insurance Policy (dated 02/11/2016)

•	Completed Project List (as of 02/19/2016)

Fitch’s assessment of the creditworthiness of 2014 ESA Project Company, LLC’s [***] Senior Secured Notes due 2030 is ‘BBB’.

Criteria: “Rating Criteria for Infrastructure and Project Finance” dated 28 September 2015 and “Rating Criteria for Thermal Power Projects” dated 23 June 2015. All applicable criteria can be found at www.fitchratings.com.

[***] Confidential Treatment Requested

For purposes of the rating assessment service, you have further asked us to assume, and we have assumed:

•	The executed Note Purchase Agreement Amendment #3, [***] ESA, PUMA Amendment #1, Insurance Endorsement #1, note buy down amount, will match the terms of the drafts provided for the rating assessment service

Rating Rationale

Under the revised senior note structure, the reduced note commensurate with the portfolio downsizing and inclusion of [***] preserves the financial profile consistent with the rating. The project portfolio rating is constrained at ‘BBB’ due to minimum rating requirements allowed for potential replacement offtakers. The production insurance policy backstopping the performance of Bloom under the purchase use and maintenance agreement (PUMA) substantially decreases the risk of default over the course of the life of the debt. The Fitch rating case DSCR profile is adequate at the rating level given the limited potential for cash flow shortfalls. The [***] basis point cushion above [***] coverage helps provide margin for increases to costs not covered under the operating agreements and any delays in receipt of insurance proceeds, especially when combined with a 12-month debt service reserve.

Key Rating Drivers

Completion Risk Mitigation [Completion Risk: Stronger]: Completion relies on the sub-investment grade manufacturer funding construction with equity, with the total [***] of generation technology to be delivered and installed from the Sponsor’s manufacturing facility. Construction risk is mitigated by the construction agreement and draw schedule which only funds debt amounts based on actual units placed in service.

Stable and Diversified Revenue Generation [Revenue Risk: Midrange]: The project operates under several tolling-style offtake agreements with investment grade counterparties [***]. The offtakers are obligated to purchase all power produced by the units under a fixed-price schedule, escalating annually. The distributed generation nature of the project helps to ensure that underproduction at any given site would not have a significant impact on overall cash flows. The offtakers can elect to replace themselves under the contracts with counterparties of at least ‘BBB’ credit quality over the life of the agreement, capping the rating of the project at ‘BBB’.

Limited Commodity Risk [Supply Risk: Stronger]: Under the revenue agreements, the offtakers are responsible for procuring all natural gas utilized by the project with Bloom providing all infrastructure necessary to connect each system to the gas tap. The project must maintain an average efficiency over the term of the agreement, typical of a tolling agreement, with a shared cost of increased gas consumption between Bloom and the offtaker in the event of severe or sustained efficiency underperformance.

Experienced Operator [Operation Risk: Midrange]: The project is subject to reduced cash flows due to system underperformance over the life of the debt. The performance of the operator

[***] Confidential Treatment Requested

(Bloom) under the contract is backed by a production insurance policy that effectively establishes the insurer, Indian Harbor Insurance Company (rated ‘A+P’/ Stable Outlook) as the primary obligor of the debt. This policy helps to mitigate operating risk of the relatively nascent technology given Bloom’s assumed sub-investment grade rating.

Typical Debt Structure with Insurance Backstopped Performance [Debt Structure: Stronger]: The structure of the project’s fixed-rate fully amortizing debt set to mature in 2030 is typical of project financings. The project benefits from a [***] cash funded debt service reserve to meet quarterly debt payments under a scenario where cash flow is insufficient and the project is reliant on insurance payments. Indian Harbor will cover any shortfalls in debt service on an ongoing basis due to portfolio underperformance or buy down the debt in the event of a Bloom bankruptcy, subject to several exceptions.

Adequate Cash Flow Cushion: Under Fitch’s rating case, which incorporates a haircut to output consistent with the limited operating history of the existing Bloom fleet and a [***] increase to non-fixed operating expenses, DSCRs average [***] (x) with a minimum of [***]. Fitch views the cushion above [***] coverage as sufficient, when combined with the [***] debt service reserve, to face any operational challenges over the life of the debt.

Peer Comparison Limited: Fitch does not have the benefit of multiple comparable peer projects within the rated portfolio. Although debt service coverage is lower than similarly rated thermal power projects, the transaction benefits from increased complexity in terms of repayment due to the lack of a tariff structure and reliance on the production insurance policy.

Rating Sensitives

Negative: Persistent and significant increases to variable operating expenses combined with reductions to output to near [***] capacity which could push DSCRs below [***] coverage;

Negative: Sustained delays in receipt of business interruption insurance as a result of a large scale outage across multiple sites which could impact short term liquidity;

Negative: A change in credit quality of the offtakers, any replacement offtakers or the production insurer to below the project rating; Positive: A rating upgrade is unlikely due to minimum rating requirement of replacement offtakers.

Security

The note is secured by a first priority continuing security interest in all tangible and intangible assets of the project.

Credit Update

The portfolio is [***] complete under the revised capacity with [***] installed as of 02/19/2016. The remaining sites, including [***], are permitted and in process of installation. Actual onsite installation involves delivery and positioning of the fuel cell stacks on the cement slabs constructed for the site and, according to the Sponsor, will require less than half of a day in labor.

[***] Confidential Treatment Requested

Construction risk is somewhat mitigated by the modular construction and favourable debt drawdown/termination provisions in the PUMA contract. The insolvency insurance additionally mitigates default risk of Bloom Energy whereby Indian Harbor becomes the primary obligor and covers full repayment of the debt either by one-time or continued quarterly payments.

Transaction Summary

The proposed transaction consists of [***] of distributed fuel cell generating technology across 72 sites in California, New York, New Jersey and Connecticut under 15-year “take-or-pay” tolling style offtake agreements with [***]. The host sites for the fuel cell stacks will be various retail locations and corporate offices for the two entities and will require all energy produced by the cells to be purchased over the life of the energy server use and license and energy system use agreements (collectively, the ESAs).

The project’s ownership is split 90%/10% between the tax equity investor, a wholly-owned subsidiary of Exelon Corporation (rated ‘BBB+’ with a Negative Watch) and Clean Technologies 2014, LLC (a Bloom Energy subsidiary). Equity contributions from the Exelon investing entity will carry a parent guarantee from Exelon Corporation. Under the ESAs with [***] as well as the PUMA, the project will be constructed and operated by Bloom, creating a large reliance on Bloom as a key counterparty. Bloom is a private US technology company headquartered in California with substantial experience in the manufacturing, installation and operation of solid oxide fuel cells using its own proprietary technologies.

Financial Analysis

Fitch’s base case expectation for operational performance reflects capacity factors of [***] consistent with the warranty under the PUMA. The base case scenario results in an average DSCR of [***] with a minimum of [***] in 2025. The Fitch rating case reflects further sensitivities with a [***] capacity factor and [***] increase to non-fixed O&M costs such as property taxes, insurance, and other fees. The rating case resulted in an average DSCR of [***] with a minimum of [***] in 2025.

Counterparty Risk

The project is exposed to Bloom Energy as the contractor, operator and partial owner under the various project agreements. Bloom is unrated and is considered to be sub-investment grade. The production insurance policy protects the project from a Bloom insolvency scenario. The production policy insurer Indian Harbor is rated `A+’/Stable Outlook and is not considered an active constraint for the project rating. Currently all offtakers ratings are above the minimum ‘BBB’ rating for replacements.

[***] Confidential Treatment Requested

Disclosures

This rating assessment service is based on the information and documents provided to us by you and other parties. Fitch relies on all these parties for the accuracy of such information and documents. Fitch did not audit or verify the truth or accuracy of such information and does not take responsibility for the appropriateness of the information provided and used in the analysis. Fitch provides this rating assessment service “as is” and does not represent, warrant or guarantee (i) the accuracy, correctness, integrity, completeness or timeliness of any part of this rating assessment service, or (ii) that this rating assessment service (or any credit rating) and the information and analyses contained in, and constituting a part of, this rating assessment service will fulfill any of your or any third party’s particular purposes or needs.

Since this is not an actual credit rating, there can be no assurance that should the scenario described above occur, an actual credit rating for 2014 ESA Project Company, LLC, if issued by Fitch, would be the same as this rating assessment service.

This rating assessment is based on established criteria and methodologies that Fitch is continuously evaluating and updating. Therefore, rating assessments are the collective work product of Fitch and no individual, or group of individuals, is solely responsible for a rating assessment. All Fitch reports have shared authorship. Individuals identified in a Fitch report were involved in, but are not solely responsible for, the opinions stated therein. The individuals are named for contact purposes only.

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This rating assessment service does not comment on the adequacy of market price, the suitability of any investment, loan or security for a particular investor (including without limitation, any accounting and/or regulatory treatment), or the tax-exempt nature or taxability of payments made in respect of any investment, loan or security.

This rating assessment service does not constitute consent by Fitch to the use of its name as an expert in connection with any registration statement or other filings under US, UK or any other relevant securities laws. Fitch does not consent to the inclusion of its ratings nor its rating assessments in any offering document in any instance in which US, UK or any other relevant securities laws requires such consent. You understand that Fitch has not consented to, and will not consent to, being named as an “expert” in connection with any registration statement or other filings under US, UK or any other relevant securities laws, including but not limited to Section 7 of the U.S. Securities Act of 1933. Fitch is not an “underwriter” or “seller” as those terms are defined under applicable securities laws or other regulatory guidance, rules or recommendations, including without limitation Sections 11 and 12(a)(2) of the U.S. Securities Act of 1933, nor has Fitch performed the roles or tasks associated with an “underwriter” or “seller” under this engagement.

In this letter, “Fitch” means Fitch Ratings, Inc. together with any successor in interest.

We are pleased to have had the opportunity to provide this rating assessment service to you. If we can be of further assistance, please contact Justin Wu at 415-732-5612 or Patricia McGuigan 212-908-0675

Sincerely,

Cherian George

Managing Director

Global Infrastructure and Project Finance